As filed with the Securities and Exchange
Commission on October 11, 2005                       Registration No. 333-128711
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM F-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  JED OIL INC.
             (Exact name of Registrant as specified in its charter)

        Alberta, Canada                                Not Applicable
    ----------------------                          --------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or organization


                        Suite 2600, 500 - 4th Avenue S.W.
                        Calgary, Alberta, Canada T2P 2V6
                                 (403) 537-3250
                     Address of Principal Executive Offices

                                Bruce A. Stewart
                             Chief Financial Officer
                        Suite 2600, 500 - 4th Avenue S.W.
                        Calgary, Alberta, Canada T2P 2V6
                                 (403) 537-3250
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              --------------------
                                   Copies to:
      Marcia Johnston                                 Kimberley R. Anderson
      General Counsel                                 Dorsey & Whitney LLP
        JED Oil Inc.                              1420 Fifth Avenue, Suite 3400
Suite 2600, 500 - 4th Avenue S.W.                   Seattle, Washington 98101
Calgary, Alberta, Canada T2P 2V6

                              --------------------

Approximate date of commencement of proposed sale to the public: At such time or from time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________________

If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


--------------------------------------------------------------------------------

This Amendment No. 1 is being filed to add the delaying amendment on the cover of the Form F-3.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933, JED Oil Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 11, 2005.


                                               JED OIL INC.

                                               BY:  /s/ Bruce A. Stewart
                                                   -----------------------------
                                                   Bruce A. Stewart
                                                   Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                                     Date


       *
-------------------------------         Chief Executive Officer and Director     October 11, 2005
Thomas J. Jacobsen                      (Principal Executive Officer)


       *
-------------------------------         Chief Financial Officer                  October 11, 2005
Bruce A. Stewart                        (Principal Accounting and Financial
                                        Officer)


       *
-------------------------------         Chairman                                 October 11, 2005
Reginald J. Greenslade


       *
-------------------------------         Director
James. F. Dinning

       *
-------------------------------         Director
Justin York

       *
-------------------------------         Director                                 October 11, 2005
Ludwig Gierstorfer


*By: /s/ Bruce A. Stewart
-------------------------------
     Bruce A. Stewart
     Attorney-in-Fact

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the undersigned has signed this Registration Statement, solely in the capacity of the duly authorized representative of JED Oil Inc. in the United States, in the City of Calgary, Province of Alberta, Country of Canada, on this 11th day of October, 2005.


                                        JED Oil (USA) Inc.

                                        (Registrant)



                                        By:/s/ Bruce A. Stewart
                                           -------------------------------------
                                           Bruce A. Stewart
                                           Chief Financial Officer